UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2006
CADENCE DESIGN SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-15867 (Commission File Number)	77-0148231 (I.R.S. Employer Identification Number)

2655 Seely Avenue, Building 5 San Jose, California (Address of Principal Executive Offices)	95134 (Zip Code)
Registrant’s telephone number, including area code: (408) 943-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On May 10, 2006, at the 2006 Annual Meeting of Stockholders of Cadence Design Systems, Inc. (the “Company”), the Company’s stockholders approved (i) the amended and restated Senior Executive Bonus Plan (the “Bonus Plan”) to qualify certain executive officer compensation for tax deductibility for federal income tax purposes under Section 162(m) of the Internal Revenue Code and (ii) an amendment of the Company’s Amended and Restated Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares authorized for issuance under the ESPP by 8,000,000 for a total of 46,500,000 shares authorized.
     A copy of the Bonus Plan is attached as Appendix B to the Definitive Proxy Statement for the Company’s 2006 Annual Meeting of Stockholders (the “2006 Proxy Statement”) and is incorporated by reference herein. A copy of the ESPP is attached as Appendix C to the 2006 Proxy Statement and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit	Description

10.1	Senior Executive Bonus Plan (Incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement filed on April 3, 2006 (the “2006 Proxy Statement”)).

10.2	Amended and Restated Employee Stock Purchase Plan (Incorporated by reference to Appendix C to the 2006 Proxy Statement).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 16, 2006

CADENCE DESIGN SYSTEMS, INC.
By:	/s/ R.L. Smith McKeithen
R.L. Smith McKeithen
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Senior Executive Bonus Plan (Incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement filed on April 3, 2006 (the “2006 Proxy Statement”)).

10.2	Amended and Restated Employee Stock Purchase Plan (Incorporated by reference to Appendix C to the 2006 Proxy Statement).